Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel (212) 832-3232

Contact:

Matthew S. Stadler

Executive Vice President

Chief Financial Officer

Cohen & Steers, Inc.

Tel (212) 446-9168

COHEN & STEERS REPORTS THIRD QUARTER 2007 RESULTS

Assets Under Management Total $34.7 Billion

NEW YORK, NY, October 24, 2007—Cohen & Steers, Inc. (NYSE: CNS) reported net income of $15.9 million, or $0.37 per diluted share and $0.38 per basic share, for the quarter ended September 30, 2007, compared with net income of $15.7 million, or $0.39 per share (diluted and basic), for the quarter ended September 30, 2006. Total revenue for the third quarter of 2007 was $69.5 million, an increase of 28.7% from $54.0 million for the third quarter of 2006.

The third quarter 2007 results include an after-tax expense of approximately $0.09 per share associated with the payment of an additional compensation agreement entered into in connection with the offering of Cohen & Steers Global Income Builder, Inc., a closed-end mutual fund. After adjusting for this expense, earnings per diluted share would have been $0.46.

For the nine months ended September 30, 2007, the company recorded net income of $56.8 million, or $1.33 per diluted share and $1.36 per basic share, compared with a net loss of $13.4 million, or $0.34 per share (diluted and basic), for the 2006 period. After adjusting for the above-mentioned third quarter 2007 item, earnings per diluted share would have been $1.42 for the nine months ended September 2007. The 2006 results included the previously disclosed $1.25 per share after-tax expense associated with the termination of certain fund compensation agreements and a $0.02 per share after-tax gain from the sale of property and equipment. After adjusting for these items, earnings per diluted share would have been $0.89 for the nine months ended September 30, 2006. Total revenue was $215.5 million for the nine months ended September 30, 2007, an increase of 60.9% from $133.9 million for the 2006 period.

Assets Under Management

Assets under management reached $34.7 billion as of September 30, 2007, an increase of 0.5% from $34.6 billion at June 30, 2007 and an increase of 36.3% from $25.5 billion at September 30, 2006. The increase from June 30, 2007 was due to net inflows of $129 million, primarily from the launch of Cohen & Steers Global Income Builder, Inc., and market appreciation of $34 million. “Our assets remained steady through the quarter despite challenging market conditions,” said Martin Cohen, co-chairman and co-chief executive officer of Cohen & Steers. “This demonstrates the diversity of our portfolios and the strength of our distribution channels.”

The company continues to broaden both its assets under management and client base. As of September 30, 2007, U.S. REIT common stocks comprised 46% of total assets, compared with 65% the prior year, and non-U.S. investors now account for approximately 19% of the assets managed by the company, compared with 7% the prior year.

Recent Developments

Further diversifying the company’s offerings for high-income portfolios, it has introduced two new funds:

•

Cohen & Steers Global Income Builder, Inc., a closed-end mutual fund that capitalizes on all five of the company’s dividend-oriented strategies and employs a covered-call option overlay. This fund raised $445 million, including the exercise of the underwriter’s overallotment, during the quarter ended September 30, 2007. Including leverage, the fund will have raised approximately $534 million.

•

Cohen & Steers SICAV Asia Pacific Real Estate Securities Fund, an open-end mutual fund for non-U.S. investors on October 1, 2007. The fund seeks income and long-term capital appreciation, investing in shares of publicly traded Asia Pacific real estate companies.

Asset Management Segment

Total revenue for the asset management segment was $64.6 million for the three months ended September 30, 2007, an increase of 46.6% from $44.1 million for the three months ended September 30, 2006. Pretax income was $23.7 million for the three months ended September 30, 2007, compared with $17.2 million for the third quarter of 2006. (The 2007 period includes the aforementioned distribution expense of approximately $6 million.)

Assets under management reached $34.7 billion at September 30, 2007, an increase of 36.3% from $25.5 billion at September 30, 2006. The increase was a result of net inflows of $7.8 billion, market appreciation of $379 million and acquired assets of $1.0 billion from the fourth quarter 2006 acquisition of Cohen & Steers Europe S.A. (formerly Houlihan Rovers S.A.).

During the quarter ended September 30, 2007, $445 million was raised as a result of the launch of Cohen & Steers Income Builder, Inc., a closed-end mutual fund.

The company recorded net outflows of $468 million from open-end mutual funds during the quarter ended September 30, 2007. Inflows of $951 million were more than offset by $1.4 billion in outflows. This was the first quarter since the second quarter of 2005 that the company’s open-end mutual funds experienced net outflows.

Institutional separate accounts had net inflows of $152 million during the quarter ended September 30, 2007. Inflows of $626 million were partially offset by $474 million in outflows.

Investment Banking Segment

Total revenue for the investment banking segment was $4.8 million for the quarter ended September 30, 2007, compared with $10.4 million for the quarter ended September 30, 2006. Investment banking revenue was attributable to capital raising and merger advisory assignments. Pretax income was $1.9 million for the three months ended September 30, 2007, compared with $6.2 million for the third quarter of 2006. Through the nine months ended September 30, 2007, investment banking recorded revenue of $23.5 million, surpassing the previous record for full year results of $18.8 million in 2006. Revenue from investment banking activity is dependent on the completion of transactions, the timing of which cannot be predicted.

Balance Sheet Information

As of September 30, 2007, cash, cash equivalents and marketable securities available for sale were $206 million.

As of September 30, 2007, stockholders’ equity was $275 million and the company had no long-term or short-term debt.

Conference Call Information

Cohen & Steers will hold a conference call tomorrow, October 25, 2007 at 11:00 a.m. (ET) to discuss the company’s third quarter results. Investors and analysts can access the live conference call by dialing (866) 672-2663 (domestic) or (973) 582-2772 (international); Passcode: 9357852. Participants should plan to register at least 10 minutes before the conference call begins.

A replay of the call will be available for two weeks starting at approximately 2:00 p.m. (ET) on

October 25, 2007 and can be accessed at (877) 519-4471 (domestic) or (973) 341-3080 (international); Passcode: 9357852. Internet access to the Web cast, which includes audio (listen-only), will be available on the company’s Web site at cohenandsteers.com under “Corporate Info.” The Web cast will be archived on the Web site for two weeks.

About Cohen & Steers, Inc.

Cohen & Steers is a manager of high-income equity portfolios specializing in U.S. REITs, international real estate securities, preferred securities, utilities and large cap value stocks. Headquartered in New York City, with offices in Brussels, Hong Kong, London and Seattle, the company serves individual and institutional investors through a wide range of open-end mutual funds, closed-end mutual funds and institutional separate accounts.

Forward-Looking Statements

This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the company’s current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The company believes that these factors include, but are not limited to, those described in the “Risk Factors” section of the company’s Annual Report on Form 10-K for the year ended December 31, 2006, which is accessible on the Securities and Exchange Commission’s website at sec.gov and on the company’s Web site at cohenandsteers.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Performance Notes

Cohen & Steers Global Income Builder, Inc. As with any investment, the price of the fund’s shares will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. This and other information about the fund is included in the fund’s prospectus. Call 1-800-330-7848 or visit cohenandsteers.com for a prospectus. Please read the prospectus carefully before investing.

Cohen & Steers SICAV Asia Pacific Real Estate Securities Fund. The sale of shares of the fund may be restricted in certain jurisdictions. In particular, shares may not be offered or sold, directly or indirectly in the United States or to U.S. persons, as more fully described in the fund’s prospectus.

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Cohen & Steers, Inc. and Subsidiaries

Condensed Consolidated Statements of Income (Unaudited)

For the Periods Ended

(in thousands, except per share data)

	Three Months Ended			% Change From
	September 30, 2007	June 30, 2007	September 30, 2006	June 30, 2007	September 30, 2006
Revenue
Investment advisory and administration fees	$54,913	$56,186	$38,480
Distribution and service fees	7,335	7,746	4,015
Portfolio consulting and other	2,383	2,425	1,080
Investment banking fees	4,820	2,930	10,375

Total revenue	69,451	69,287	53,950	0.2%	28.7%

Expenses
Employee compensation and benefits	20,140	20,094	16,066
Distribution and service fees	14,330	9,297	5,642
General and administrative	8,590	8,146	8,159
Depreciation and amortization	1,767	1,731	1,597
Amortization, deferred commissions	3,123	2,755	1,139

Total expenses	47,950	42,023	32,603	14.1%	47.1%

Operating income	21,501	27,264	21,347	(21.1)%	0.7%

Non-operating income (expense)
Interest and dividend income	2,882	2,043	686
Gain from sale of marketable securities	773	716	834
Loss from sale of property and equipment	—	(2)	—
Foreign currency transaction gain (loss)	432	1	(8)

Total non-operating income	4,087	2,758	1,512	48.2%	170.3%

Income before provision for income taxes and equity in earnings of affiliate	25,588	30,022	22,859	(14.8)%	11.9%
Provision for income taxes	9,727	11,400	7,648
Equity in earnings of affiliate	—	—	513

Net income	$15,861	$18,622	$15,724	(14.8)%	0.9%

Earnings per share
Basic	$0.38	$0.45	$0.39	(14.9)%	(3.7)%

Diluted	$0.37	$0.44	$0.39	(14.6)%	(3.7)%

Weighted average shares outstanding
Basic	41,823	41,809	39,927

Diluted	42,564	42,666	40,647

Cohen & Steers, Inc. and Subsidiaries

Condensed Consolidated Statements of Income (Unaudited)

For the Periods Ended

(in thousands, except per share data)

	Nine Months Ended		% Change From
	September 30, 2007	September 30, 2006	September 30, 2006
Revenue
Investment advisory and administration fees	$163,255	$106,784
Distribution and service fees	21,461	10,746
Portfolio consulting and other	7,293	3,179
Investment banking fees	23,496	13,208

Total revenue	215,505	133,917	60.9%

Expenses
Employee compensation and benefits	62,496	38,655
Distribution and service fees	32,894	94,436
General and administrative	24,007	20,557
Depreciation and amortization	5,169	4,771
Amortization, deferred commissions	7,948	2,879

Total expenses	132,514	161,298	(17.8)%

Operating income (loss)	82,991	(27,381)	*

Non-operating income (expense)
Interest and dividend income	6,582	2,388
Gain from sale of marketable securities	1,684	2,023
Gain (loss) from sale of property and equipment	(2)	1,056
Foreign currency transaction gain (loss)	357	(53)

Total non-operating income	8,621	5,414	59.2%

Income (loss) before provision for income taxes and equity in earnings of affiliate	91,612	(21,967)	*
Provision for income taxes	34,813	(7,368)
Equity in earnings of affiliate	—	1,221

Net income (loss)	$56,799	$(13,378)	*

Earnings (loss) per share
Basic	$1.36	$(0.34)	*

Diluted	$1.33	$(0.34)	*

Weighted average shares outstanding
Basic	41,871	39,865

Diluted	42,685	39,865

*	Not meaningful

Cohen & Steers, Inc. and Subsidiaries

Selected Segment Financial Data (Unaudited)

For the Periods Ended

(in thousands)

	Three Months Ended			% Change From
	September 30, 2007	June 30, 2007	September 30, 2006	June 30, 2007	September 30, 2006
Asset Management
Total revenue, including equity in earnings of affiliate	$64,631	$66,357	$44,088	(2.6)%	46.6%
Total expenses	(44,600)	(39,135)	(28,241)	14.0%	57.9%
Net non-operating income	3,694	2,388	1,308	54.7%	182.4%

Income before provision for income taxes	$23,725	$29,610	$17,155	(19.9)%	38.3%

Investment Banking
Total revenue	$4,820	$2,930	$10,375	64.5%	(53.5)%
Total expenses	(3,350)	(2,888)	(4,362)	16.0%	(23.2)%
Net non-operating income	393	370	204	6.2%	92.6%

Income before provision for income taxes	$1,863	$412	$6,217	352.2%	(70.0)%

Total
Total revenue, including equity in earnings of affiliate	$69,451	$69,287	$54,463	0.2%	27.5%
Total expenses	(47,950)	(42,023)	(32,603)	14.1%	47.1%
Net non-operating income	4,087	2,758	1,512	48.2%	170.3%

Income before provision for income taxes	$25,588	$30,022	$23,372	(14.8)%	9.5%

	Nine Months Ended		% Change From
	September 30, 2007	September 30, 2006	September 30, 2006
Asset Management
Total revenue, including equity in earnings of affiliate	$192,009	$121,930	57.5%
Total expenses	(119,409)	(153,229)	(22.1)%
Net non-operating income	7,571	5,014	51.0%

Income (loss) before provision for income taxes	$80,171	$(26,285)	*

Investment Banking
Total revenue	$23,496	$13,208	77.9%
Total expenses	(13,105)	(8,069)	62.4%
Net non-operating income	1,050	400	162.5%

Income before provision for income taxes	$11,441	$5,539	106.6%

Total
Total revenue, including equity in earnings of affiliate	$215,505	$135,138	59.5%
Total expenses	(132,514)	(161,298)	(17.8)%
Net non-operating income	8,621	5,414	59.2%

Income (loss) before provision for income taxes	$91,612	$(20,746)	*

*	Not meaningful

Cohen & Steers, Inc. and Subsidiaries

Assets Under Management (Unaudited)

For the Periods Ended

(in millions)

	Three Months Ended			% Change From
	September 30, 2007	June 30, 2007	September 30, 2006	June 30, 2007	September 30, 2006
Closed-End Mutual Funds
Assets under management, beginning of period	$11,191	$11,742	$10,098

Inflows	445	—	—
Market appreciation (depreciation)	(265)	(551)	588

Total increase (decrease)	180	(551)	588

Assets under management, end of period	$11,371	$11,191	$10,686	1.6%	6.4%

Open-End Mutual Funds
Assets under management, beginning of period	$11,119	$11,480	$6,740

Inflows	951	1,601	928
Outflows	(1,419)	(1,132)	(482)

Net inflows (outflows)	(468)	469	446
Market appreciation (depreciation)	191	(830)	599

Total increase (decrease)	(277)	(361)	1,045

Assets under management, end of period	$10,842	$11,119	$7,785	(2.5)%	39.3%

Institutional Separate Accounts
Assets under management, beginning of period	$12,250	$10,330	$6,407

Inflows	626	3,030	254
Outflows	(474)	(389)	(259)

Net inflows (outflows)	152	2,641	(5)
Market appreciation (depreciation)	108	(721)	594

Total increase	260	1,920	589

Assets under management, end of period	$12,510	$12,250	$6,996	2.1%	78.8%

Total
Assets under management, beginning of period	$34,560	$33,552	$23,245

Inflows	2,022	4,631	1,182
Outflows	(1,893)	(1,521)	(741)

Net inflows	129	3,110	441
Market appreciation (depreciation)	34	(2,102)	1,781

Total increase	163	1,008	2,222

Assets under management, end of period (1)	$34,723	$34,560	$25,467	0.5%	36.3%

(1)	As of September 30, 2006, assets under management included $2.6 billion of assets managed by Cohen & Steers Europe S.A. (formerly Houlihan Rovers S.A.) through sub-advisory and similar arrangements.

Cohen & Steers, Inc. and Subsidiaries

Assets Under Management (Unaudited)

For the Periods Ended

(in millions)

	Nine Months Ended		% Change From
	September 30, 2007	September 30, 2006	September 30, 2006
Closed-End Mutual Funds
Assets under management, beginning of period	$11,391	$9,674

Inflows	647	54
Market appreciation (depreciation)	(667)	958

Total increase (decrease)	(20)	1,012

Assets under management, end of period	$11,371	$10,686	6.4%

Open-End Mutual Funds
Assets under management, beginning of period	$9,575	$5,591

Inflows	4,918	2,349
Outflows	(3,343)	(1,463)

Net inflows	1,575	886
Market appreciation (depreciation)	(308)	1,308

Total increase	1,267	2,194

Assets under management, end of period	$10,842	$7,785	39.3%

Institutional Separate Accounts
Assets under management, beginning of period	$8,930	$5,226

Inflows	5,314	1,124
Outflows	(1,422)	(635)

Net inflows	3,892	489
Market appreciation (depreciation)	(312)	1,281

Total increase	3,580	1,770

Assets under management, end of period	$12,510	$6,996	78.8%

Total
Assets under management, beginning of period	$29,896	$20,491

Inflows	10,879	3,527
Outflows	(4,765)	(2,098)

Net inflows	6,114	1,429
Market appreciation (depreciation)	(1,287)	3,547

Total increase	4,827	4,976

Assets under management, end of period (1)	$34,723	$25,467	36.3%

(1)	As of September 30, 2006, assets under management included $2.6 billion of assets managed by Cohen & Steers Europe S.A. (formerly Houlihan Rovers S.A.) through sub-advisory and similar arrangements.